SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 18, 1995


                           SAVANNAH ELECTRIC AND POWER COMPANY
             (Exact name of registrant as specified in its charter)


                   Georgia                1-5072               58-0418070
        (State or other jurisdiction   (Commission            (IRS Employer
              of incorporation)         File Number)        Identification No.)


                     600 Bay Street, East, Savannah, Georgia           31401
                    (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (912)232-7171


                                      N/A
         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.
         On May 18, 1995, Savannah Electric and Power Company (the "Company") entered into a Purchase Contract covering the issue and sale of $15,000,000 aggregate principal amount of First Mortgage Bonds, 7 7/8% Series due May 1, 2025. Said First Mortgage Bonds were registered under the Securities Act of 1933, as amended, pursuant to the Company's shelf registration statements (Registration Statement Nos. 33-45757 and 33-52509).


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              1 Form of Proposal for the Purchase of $15,000,000 aggregate principal amount of First Mortgage Bonds, 7 7/8% Series due May 1, 2025, dated May 18, 1995, between the Company and the Purchaser named therein, with Purchase Contract attached thereto.

               4 Supplemental Indenture, dated as of May 1, 1995, between the Company and NationsBank of Georgia, National Association, as Trustee.

               12 Computation of ratio of earnings to fixed charges for the five years ended December 31, 1994, and the twelve months ended April 30, 1995.

               23           Consent of Bouhan, Williams & Levy.

               26(a)        Notice of Invitation for Proposals.

               26(b)        Terms and Conditions Relating to Proposals.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 19, 1995                      SAVANNAH ELECTRIC AND POWER COMPANY



                                         By /s/Wayne Boston
                                                   Wayne Boston
                                                Assistant Secretary